UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________________________
FORM 8-K
 __________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2016
 __________________________________________________
 BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
  __________________________________________________

Delaware	001-34658	80-0558025
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Main Street, 4th Floor Lynchburg, Virginia	24504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (980) 365-4300
  __________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2016, the Board of Directors (the “Board”) of BWX Technologies, Inc. (the “Company”) appointed Rex D. Geveden as Chief Executive Officer and President of the Company, as well as a member of the Board, to be effective January 1, 2017 (the “Effective Date”). Mr. Geveden will succeed P. Sandy Baker, who has advised the Board that he plans to retire from the Company on May 31, 2017 (the “Retirement Date”). In connection with his planned retirement, Mr. Baker has agreed to resign as Chief Executive Officer, President and Director on December 31, 2016 (the “Resignation Date”), and thereafter will continue employment with the Company as a special advisor until his Retirement Date to facilitate a smooth transition of the chief executive role and oversee other special projects.

Mr. Geveden, 55, has served as our Chief Operating Officer since joining the Company in October 2015. Previously, he served as Executive Vice President of Teledyne Technologies Incorporated (“Teledyne”), a provider of electronic subsystems and instrumentation for aerospace, defense and other uses, where he led two of Teledyne’s four operating segments since 2013, and concurrently served as President of Teledyne DALSA, Inc., a Teledyne subsidiary, since 2014. Mr. Geveden also served as President and Chief Executive Officer of Teledyne Scientific and Imaging, LLC (2011 to 2013) and President of both Teledyne Brown Engineering, Inc. and Teledyne’s Engineered Systems Segment (2007 to 2011).

Mr. Geveden is a former Associate Administrator of The National Aeronautics and Space Administration (“NASA”) and served in various other positions with NASA in a career spanning 17 years. There are no family relationships between Mr. Geveden and any of the Company’s directors or executive officers. Additionally, there are no arrangements or understandings between Mr. Geveden and any other person pursuant to which he was appointed to his position, nor does he have an interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K. Mr. Geveden’s extensive operational expertise and leadership experience will make him an integral member of our Board.

In connection with his appointment, on November 29, 2016 the Compensation Committee of the Board approved the following material changes to Mr. Geveden’s compensation to be effective on the Effective Date:

•	an annual base salary of $675,000;

•	a 2017 target cash bonus opportunity equal to 90% of his 2017 earnings from base salary under the Company’s annual incentive compensation plan; and

•
a 2017 equity award value of $1,500,000 under the Company’s long-term incentive plan (“LTIP”), to be granted at the same time and with the same award composition and terms as the Compensation Committee of the Board shall approve for equity awards granted to other participants in the Company’s LTIP for 2017.

In addition, Mr. Geveden will be offered the opportunity to enter into a new Change In Control Agreement (the “CIC Agreement”) substantially similar to his previously disclosed CIC Agreement, except that the amount of the cash severance upon a change in control will be increased from 200% to 299% of the sum of his salary plus target bonus under the annual incentive plan and the duration of his non-solicitation and non-competition covenants will be extended from twenty-four months to thirty-six months.

In connection with Mr. Baker’s transition to the special advisor role and planned retirement, the Company and Mr. Baker entered into a Transition and Separation Agreement on November 30, 2016 (the

“Transition Agreement”). The Transition Agreement provides for the following compensation for Mr. Baker during his service as special advisor:

•	a base salary of $56,250 per month (paid in two installments per month);

•	continued eligibility for the full amount of his 2016 incentive bonus under the Company’s Executive Incentive Compensation Plan, subject to satisfaction of the applicable performance conditions;

•	a performance bonus of up to $253,125 (the “Performance Bonus”), subject to the satisfaction of transition-related performance criteria as more particularly set forth in the Transition Agreement; and

•
continued participation in our employee benefit plans (subject to the terms and conditions of the plans) and other benefits available to our senior executives (other than the Company’s executive severance plan) while serving as special advisor.

The Transition Agreement also amends his equity awards under our LTIP that remain outstanding on the Retirement Date to allow for such awards to continue to vest on the normal vesting and exercisability dates set forth in the applicable grant agreements. Mr. Baker’s base salary, Performance Bonus and the treatment of his equity awards as described above are conditioned upon his execution of a release and waiver of claims against the Company. In addition, the Transition Agreement also terminates Mr. Baker’s previously disclosed CIC Agreement as of his Resignation Date, and contains restrictions on Mr. Baker’s ability to compete with the Company and its affiliates, or solicit our employees, for two years following his Retirement Date.

The foregoing summary of the Transition Agreement is qualified by reference to the complete Transition Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.

The Company cautions that this report contains forward-looking statements, including, without limitation, statements relating to the planned transition of the Company’s chief executive officer. These forward-looking statements involve a number of risks and uncertainties, including, among other things, unforeseen personnel changes, changes in our business plan or the industries in which we operate. If one or more of these or other risks materialize, actual results may vary materially from those expected.  For a more complete discussion of these and other risk factors, please see our annual report on Form 10-K for the year ended December 31, 2015 and subsequent quarterly reports on Form 10-Q filed with the Securities and Exchange Commission.  The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

10.1	Transition and Separation Agreement dated November 30, 2016 between Peyton S. Baker and BWX Technologies, Inc.

99.1	Press Release dated November 29, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ James D. Canafax
James D. Canafax
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
December 1, 2016

EXHIBIT INDEX

Exhibit No.    Exhibit

10.1	Transition and Separation Agreement dated November 30, 2016 between Peyton S. Baker and BWX Technologies, Inc.

99.1	Press Release dated November 29, 2016